Supplement dated September 24, 2026 to the Prospectus, dated May 1, 2026 and Summary Prospectus, dated May 1, 2026, as revised July 1, 2026, as may be revised or supplemented from time to time, for the following fund:

VAUGHAN NELSON SMALL CAP FUND

(the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Fund’s Board of Trustees has approved a revision to the Fund’s 80% investment policy definition of ‘small-capitalization companies’ securities, which will become effective November 30, 2026.

Accordingly, the definition for “small-capitalization company” in the third sentence of the first paragraph of the sub-section “Principal Investment Strategies” within both the “Investments, Risks and Performance” section of the Fund Summary and the “More About Goals and Strategies—Vaughan Nelson Small Cap Fund” section of the Fund’s Prospectus is amended and restated as follows:

The Fund defines a small-capitalization company to be one whose market capitalization, at the time of purchase, does not exceed the highest market capitalization of any company included in the Russell 2000® Index during the preceding twelve months.